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Exhibit 99.2



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Jure Sola, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sanmina-SCI Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - Annual Report of Sanmina-SCI Corporation for the fiscal year ended September 29, 2001 on Form 10-K filed with the Commission December 21, 2001.

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sanmina-SCI Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -   any amendments to any of the foregoing.


                                        Subscribed and sworn to before me
                                        this 12th day of August 2002.



/s/ Jure Sola                           /s/ Joanne Satkamp
------------------------                ------------------------
Jure Sola                               Notary Public
August 12, 2002                         My Commission Expires:
                                        March 30, 2005